Exhibit 99.2
EXXON MOBIL CORPORATION

4Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 9)

Net Income (U.S. GAAP), $M	4Q04	3Q04	2Q04	1Q04	4Q03
Upstream
United States	1,384	1,173	1,237	1,154	856
Non-U.S.	3,503	2,756	2,609	2,859	2,413
Total	4,887	3,929	3,846	4,013	3,269
Downstream
United States	876	11	907	392	384
Non-U.S.	1,468	840	600	612	352
Total	2,344	851	1,507	1,004	736
Chemical
United States	425	329	148	118	212
Non-U.S.	823	680	459	446	264
Total	1,248	1,009	607	564	476

Corporate and financing	(59)	(109)	(170)	(141)	2,169
Net income (U.S. GAAP)	8,420	5,680	5,790	5,440	6,650
Net income per common share (U.S. GAAP)	1.31	0.88	0.89	0.83	1.01
Net income per common share
- assuming dilution (U.S. GAAP)	1.30	0.88	0.88	0.83	1.01

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	(550)	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	(550)	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	0	2,230
Corporate total	0	(550)	0	0	2,230

Earnings Excluding Special Items $M
Upstream
United States	1,384	1,173	1,237	1,154	856
Non-U.S.	3,503	2,756	2,609	2,859	2,413
Total	4,887	3,929	3,846	4,013	3,269
Downstream
United States	876	561	907	392	384
Non-U.S.	1,468	840	600	612	352
Total	2,344	1,401	1,507	1,004	736
Chemical
United States	425	329	148	118	212
Non-U.S.	823	680	459	446	264
Total	1,248	1,009	607	564	476

Corporate and financing	(59)	(109)	(170)	(141)	(61)
Corporate total	8,420	6,230	5,790	5,440	4,420
EPS excluding Special Items - assuming dilution	1.30	0.96	0.88	0.83	0.68
EXXON MOBIL CORPORATION

4Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 9)

Supplemental Information (continued)

Net production of crude oil and	4Q04	3Q04	2Q04	1Q04	4Q03
natural gas liquids, kbd
United States	534	522	576	598	607
Canada	357	339	356	369	364
Europe	564	554	608	607	589
Asia-Pacific	189	204	198	216	236
Africa	612	588	542	543	500
Other Non-U.S.	309	298	301	302	299
Total liquids production	2,565	2,505	2,581	2,635	2,595

Natural gas production available for sale, mcfd
United States	1,810	1,918	1,987	2,076	2,038
Canada	951	954	974	1,009	994
Europe	5,370	3,302	3,756	6,034	5,467
Asia-Pacific	1,382	1,516	1,590	1,591	1,711
Other Non-U.S.	917	798	754	778	648
Total natural gas production available for sale	10,430	8,488	9,061	11,488	10,858

Total worldwide liquids and gas production, koebd	4,303	3,920	4,091	4,550	4,405

Refinery throughput, kbd
United States	1,881	1,885	1,854	1,781	1,874
Canada	470	481	441	478	445
Europe	1,701	1,663	1,671	1,616	1,626
Asia-Pacific	1,491	1,473	1,314	1,412	1,345
Other Non-U.S.	309	307	309	309	313
Total refinery throughput	5,852	5,809	5,589	5,596	5,603

Petroleum product sales, kbd
United States	2,993	2,869	2,865	2,758	2,912
Canada	643	619	584	615	622
Europe	2,167	2,156	2,106	2,128	2,102
Asia-Pacific	1,751	1,695	1,585	1,725	1,693
Other Non-U.S.	892	903	883	900	908
Total petroleum product sales	8,446	8,242	8,023	8,126	8,237

Gasolines, naphthas	3,380	3,363	3,302	3,157	3,342
Heating oils, kerosene, diesel	2,609	2,446	2,360	2,651	2,568
Aviation fuels	722	731	679	659	673
Heavy fuels	693	655	649	642	662
Specialty products	1,042	1,047	1,033	1,017	992
Total petroleum product sales	8,446	8,242	8,023	8,126	8,237

Chemical product revenue, $M
United States	$4,050	$3,782	$3,466	$2,938	$2,448
Non-U.S.	6,044	5,581	4,760	4,464	4,036
Total chemical product revenue	$10,094	$9,363	$8,226	$7,402	$6,484

Chemical prime product sales, kt
United States	2,871	2,922	2,925	2,803	2,717
Non-U.S.	4,078	4,195	4,005	3,989	3,975
Total chemical prime product sales	6,949	7,117	6,930	6,792	6,692
EXXON MOBIL CORPORATION

4Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 9)

Supplemental Information (continued)

Average Realization Data	4Q04	3Q04	2Q04	1Q04	4Q03
United States
ExxonMobil
Crude ($/B)	38.85	39.39	33.80	31.20	26.73
Natural Gas ($/kCF)	6.61	5.67	5.96	5.59	4.59

Benchmarks
WTI ($/B)	48.29	43.86	38.31	35.23	31.16
ANS-WC ($/B)	42.61	41.80	37.02	34.14	29.44
Henry Hub ($/MBTU)	7.07	5.75	6.00	5.69	4.58

Non-U.S.
ExxonMobil
Crude ($/B)	39.66	39.37	33.68	30.54	28.11
Natural Gas ($/kCF)	5.13	4.19	4.01	4.42	4.08
European NG ($/kCF)	5.33	4.24	4.01	4.56	4.38

Benchmarks
Brent ($/B)	43.99	41.54	35.36	31.95	29.41

Capital and Exploration Expenditures, $M
Upstream
United States	520	483	464	455	571
Non-U.S.	2,774	2,394	2,376	2,249	2,733
Total	3,294	2,877	2,840	2,704	3,304
Downstream
United States	175	202	196	202	291
Non-U.S.	496	398	428	308	528
Total	671	600	624	510	819
Chemical
United States	79	68	64	51	94
Non-U.S.	177	86	84	81	113
Total	256	154	148	132	207
Other	12	3	5	55	30

Total Capital and Exploration Expenditures	4,233	3,634	3,617	3,401	4,360

Exploration Expense Charged to Income, $M
Consolidated - United States	41	66	46	39	144
- Non-U.S.	268	328	164	131	306
Non-consolidated - ExxonMobil share - United States	9	0	0	0	0
- Non-U.S.	16	7	0	4	6
Total Exploration Expense Charged to Income	334	401	210	174	456

Effective Income Tax Rate, %	37.9%	41.9%	40.5%	41.8%	31.4%

Common Shares Outstanding (millions)
At quarter end	6,401	6,451	6,506	6,540	6,568
Average	6,411	6,464	6,506	6,544	6,580
Average - assuming dilution	6,461	6,508	6,547	6,582	6,612

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	11.4	9.4	8.7	10.1	6.8
Sales of subsidiaries, investments and PP&E	0.8	0.6	0.9	0.5	0.5
Cash flows from operations and asset sales	12.2	10.0	9.6	10.6	7.3

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2004. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

4Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 9)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 4Q04 vs. 4Q03
$M
6000
5000
4000
3000
2000
1000
0
3,269
1,840
(370)
150
4,887
4Q03
Realization
Vol/Mix
Other
4Q04

Upstream 4Q04 vs. 3Q04
$M
6000
5000
4000
3000
2000
1000
0
3,929
220
510
230
4,887
3Q04
Realization
Vol/Mix
Other
4Q04

$M	4Q03	4Q04	4Q04 vs. 4Q03	3Q04	4Q04	4Q04 vs. 3Q04
U.S.	856	1,384	+528	1,173	1,384	+211
Non-U.S.	2,413	3,503	+1,090	2,756	3,503	+747
Total	3,269	4,887	+1,618	3,929	4,887	+958

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 9)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 2004 vs. 2003

$M
20000
16000
12000
8000
4000
0
12,802
4,540
(360)
(310)
16,675
2003
Realization
Vol/Mix
Other
2004

Upstream $M	2003	2004	2004 vs. 2003
U.S.	3,905	4,948	+1,043
Non-U.S.	8,897	11,727	+2,830
Total	12,802	16,675	+3,873

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 9)

Downstream Earnings Reconciliations

Downstream Earnings

$M
Downstream 4Q04 vs. 4Q03
3000
2500
2000
1500
1000
500
0
736
1,300
170
140
2,344
4Q03
Margin
Vol/Mix
Other
4Q04

$M
Downstream 4Q04 vs. 3Q04
3000
2500
2000
1500
1000
500
0
1,401
890
(50)
100
2,344
3Q04
Margin
Vol/Mix
Other
4Q04

$M	4Q03	4Q04	4Q04 vs. 4Q03	3Q04	4Q04	4Q04 vs. 3Q04
U.S.	384	876	+492	561	876	+315
Non-U.S.	352	1,468	+1,116	840	1,468	+628
Total	736	2,344	+1,608	1,401	2,344	+943

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 7 of 9)

Downstream Earnings Reconciliations

Downstream Earnings

Downstream 2004 vs. 2003
$M
7000
6000
5000
4000
3000
2000
1000
0
3,516
2,210
660
(130)
6,256
2003
Margin
Vol/Mix
Other
2004

Downstream

$M	2003	2004	2004 vs. 2003
U.S.	1,348	2,736	+1,388
Non-U.S.	2,168	3,520	+1,352
Total	3,516	6,256	+2,740

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 8 of 9)

Chemical Earnings Reconciliations

Chemical Earnings

Chemical 4Q04 vs. 4Q03

$M
1500
1000
500
0
476
600
150
20
1,248
4Q03
Margin
Vol/Mix
Other
3Q04

Chemical 4Q04 vs. 3Q04

$M
1500
1000
500
0
1,009
280
(20)
(20)
1,248
3Q04
Margin
Vol/Mix
Other
4Q04

$M	4Q03	4Q04	4Q04 vs. 4Q03
U.S.	212	425	+213
Non-U.S.	264	823	+559
Total	476	1,248	+772

$M	3Q04	4Q04	4Q04 vs. 3Q04
U.S.	329	425	+96
Non-U.S.	680	823	+143
Total	1,009	1,248	+239

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q04 INVESTOR RELATIONS DATA SUMMARY (PAGE 9 of 9)

Chemical Earnings Reconciliations

Chemical Earnings

Chemical 2004 vs. 2003
$M
4000
3000
2000
1000
0
1,432
1,490
310
200
3,428
2003
Margin
Vol/Mix
Other
2004

Chemical

$M	2003	2004	2004 vs. 2003
U.S.	381	1,020	+639
Non-U.S.	1,051	2,408	+1,357
Total	1,432	3,428	+1,996

Note: Earnings exclude special items

ExxonMobil